EXHIBIT 12

                          JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Third Amended and Restated Joint Statement on Schedule 13D, dated November 19, 1999. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 19th day of November, 1999.

ESTATE OF TED ARISON

By: /s/Andrew H. Weinstein
--------------------------
     Andrew H. Weinstein,
     Temporary Administrator

By: /s/Boaz Nahir
-----------------
     Boaz Nahir,
     Temporary Administrator


TAMMS INVESTMENT COMPANY,
LIMITED PARTNERSHIP

By:  TAMMS MANAGEMENT
       CORPORATION, MANAGING
       GENERAL PARTNER

By: /s/Micky Arison
-------------------
     Micky Arison, President


TAMMS MANAGEMENT
CORPORATION

By: /s/Micky Arison
-------------------
     Micky Arison, President


CONTINUED TRUST FOR MICKY
ARISON, TAF MANAGEMENT
COMPANY, TRUSTEE

By:  /s/Denison H. Hatch, Jr.
---  ------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer
     of Corporate Trustee


MICKY ARISON 1997 HOLDINGS
TRUST, JMD DELAWARE, INC.,
TRUSTEE

By:   /s/Denison H. Hatch, Jr.
---   ------------------------
      Denison H. Hatch, Jr.
      Secretary of Corporate Trustee


MA 1997 HOLDINGS, L.P., MA 1997
HOLDINGS, INC., GENERAL
PARTNER

By:   /s/Denison H. Hatch, Jr.
---   ------------------------
      Denison H. Hatch, Jr., Secretary


MA 1997 HOLDINGS, INC.

By:   /s/Denison H. Hatch, Jr.
---   ------------------------
      Denison H. Hatch, Jr, Secretary

MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:   /s/Denison H. Hatch, Jr.
---   ------------------------
      Denison H. Hatch, Jr.
      Secretary of Corporate Trustee

MA 1994 B SHARES, L.P., MA 1994 B
SHARES, INC., GENERAL PARTNER

By:   /s/Denison H. Hatch, Jr.
---   ------------------------
      Denison H. Hatch, Jr.
      Secretary

MA 1994 B SHARES, INC.

By:   /s/Denison H. Hatch, Jr.
---   ------------------------
      Denison H. Hatch, Jr.
      Secretary

/s/Micky Arison
---------------
Micky Arison

CONTINUED TRUST FOR MICHAEL
ARISON, TAF MANAGEMENT
COMPANY, TRUSTEE

By:  /s/Denison H. Hatch, Jr.
---  ------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer
     of Corporate Trustee

SHARI ARISON IRREVOCABLE
GUERNSEY TRUST, A.H.W.
LIMITED, TRUSTEE

By: /s/R.J. Banfield
--------------------
R.J. Banfield, Director

CONTINUED TRUST FOR SHARI
ARISON DORSMAN, TAF
MANAGEMENT COMPANY,
TRUSTEE

By:  /s/Denison H. Hatch, Jr.
---  ------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer
     of Corporate Trustee


TED ARISON 1994 IRREVOCABLE
TRUST FOR SHARI NO. 1,
CITITRUST (JERSEY) LIMITED,
TRUSTEE

By: /s/Debbie Sebire
--------------------
     Debbie Sebire, Director

By:  /s/Michael Rossiter
---  -------------------
     Michael Rossiter, Asst. Secretary

/s/Shari Arison
---------------
Shari Arison

MARILYN B. ARISON IRREVOC
ABLE DELAWARE TRUST, TAF
MANAGEMENT COMPANY,
TRUSTEE

By:  /s/Denison H. Hatch, Jr.
---  ------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer
     of Corporate Trustee


MBA I LLC

By:  /s/Denison H. Hatch, Jr.
---  ------------------------
      Denison H. Hatch, Jr.
      Executive Vice President,
      Secretary and Treasurer


/s/Marilyn B. Arison
--------------------
Marilyn B. Arison

A.H.W. LIMITED

By: /s/R.J. Banfield
--------------------
     R.J. Banfield, Director


TAF MANAGEMENT COMPANY

By:  /s/Denison H. Hatch, Jr.
---  ------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer

KENTISH LIMITED

By: /s/Philip Scales
--------------------
     Philip Scales


 /s/Andrew H. Weinstein
 ----------------------
Andrew H. Weinstein


/s/Boaz Nahir
-------------
Boaz Nahir

JMD DELAWARE, INC.

By:   /s/Denison H. Hatch, Jr.
---   ------------------------
      Denison H. Hatch, Jr.
      Secretary


/s/James M. Dubin
-----------------
James M. Dubin